EXHIBIT 10.24

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION AND QUALIFICATION OR EXEMPTION THEREFROM.

HEMPACCO CO, INC.

12% ONE YEAR NOTE

$25,000	as of March 9, 2021

FOR VALUE RECEIVED, the undersigned, HEMPACCO CO, INC., a Nevada Corporation (the “Company”), promises to pay to the undersigned Lender, its heirs or assigns (the “Lender”), on the first anniversary of the date of this Note (the “Maturity Date”), the principal sum of Twenty Five Thousand US Dollars ($25,000), plus any and all outstanding or accrued interest. Interest on the original principal sum shall accrue and be payable at the rate of twelve percent (12%) per annum.

Any interest not paid when due will be added to the principal and will thereafter bear interest at the rate per annum applicable to the principal hereof. The original principal sum, all accrued and unpaid interest, and any other amounts then outstanding shall be subject to mandatory conversion whereby the outstanding principal and interest of the Notes will automatically convert, with no additional action required from the holders, into shares of Common Stock, at $1.00 per share, subject to adjustment and additional terms as included in the Note.

The undersigned Lender hereby represents and warrants to the Company the following with respect to his financial status and investment sophistication:

(a) Lender has the ability to bear the economic risks of lending under this Note.

(b) (i) Lender has sufficient knowledge and experience in financial, business, or investment matters to participate in this Note. By reason of Lender's business or financial experience Lender has the capacity to evaluate the merits and risk of, and protect Lender's interests in connection with, the loan under this Note; or (ii) Lender has a preexisting personal or business relationship with the one or more of the officers or directors of the Company, of a nature and duration as would allow the Lender to be aware of the character, business acumen, general business and financial circumstances of the person(s) with whom such relationship exists. Lender acknowledges that the Note and the Shares are instruments for which no market exists.

(c) Lender is an "accredited investor" as the term is defined in, Rule 501 of Regulation D of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

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(d) Lender is (i) a bank, insurance company, registered investment company, business development company, or small business investment company; (ii) an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million; (iii) a charitable organization, corporation, or partnership with assets exceeding $5 million; (iv) a director, executive officer, or general partner of the company selling the securities; (v) a business in which all the equity owners are accredited investors; (vi) a natural person who has individual net worth, or joint net worth with the person’s spouse, that exceeds $1 million at the time of the purchase, excluding the value of the primary residence of such person; (vii) a natural person with income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; or (viii) a trust with assets in excess of $5 million, not formed to acquire the securities offered, whose purchases a sophisticated person makes.

Lender acknowledges and accepts that the Shares issued in connection with this Note will be restricted and bear the following or a similar legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION AND QUALIFICATION OR EXEMPTION THEREFROM.

This Note may be assigned, in whole or in part, by the Lender without the express written consent of the Company. This Note is binding upon the Company and its successors and assigns and shall inure to the benefit of the Lender, his heirs and assigns.

All of the Lender’s rights and remedies under this Note are cumulative and non-exclusive. The acceptance by the Lender of any partial performance hereunder shall not establish any waiver of the strict enforcement of this Note’s terms. The Company hereby waives presentment, protest, notice of presentment, default or nonpayment of this Note. The Company further waives any and all notice or similar rights to which the Company may be entitled with respect to this Note by application of any law.

This Note has been delivered in, and shall be governed by and construed in accordance with, the internal laws of the State of Nevada, without regard to its principles of conflicts of law.

The parties hereby submit all controversies, claims and matters of difference arising out of this Note to arbitration in the State of Nevada, according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable.

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If any legal action or any arbitration or other proceeding is brought for the enforcement of this Note, or because of an alleged dispute breach, default or misrepresentation in connection with any of the provisions of this Note, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

The books and records of the Company relating to all matters shall be available for inspection and copying at request of the Lender during ordinary business hours. The Lender shall also have the right, to meet with the Company's accountants and discuss with them any and all business of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

THE COMPANY HEMPACCO CO, INC.

By:	/s/ Sandro Piancone
Name:	Sandro Piancone
Title:	CEO

LENDER
Name:	Valentino Mordini

By:
Name:	/s/ Valentino Mordini
Title:
Address:	[redacted]
Address:	[redacted]

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